AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 14, 2012 TO THE PROSPECTUS DATED MAY 1, 2012, AS AMENDED

This Supplement updates certain information contained in the Prospectus dated May 1, 2012 of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a sub-adviser addition and a change to a principal risk to the Multimanager Mid Cap Value Portfolio (the “Portfolio”).

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The following information replaces in its entirety the ninth bullet point under the section entitled “The Principal Risks of Investing in the Portfolio” of the Prospectus:

• Mid-Cap and Small-Cap Company Risk —The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.